SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2005

MOOG INC.

(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
East Aurora, New York	14052-0018
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (716) 652-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 28, 2005, Moog Inc. issued a press release announcing the commencement of an exchange offer of $50 million in aggregate principal amount of 6 ¼% senior subordinated notes due 2015, which have been registered under the Securities Act of 1933 (the "Securities Act"), for the same aggregate principal amount of its outstanding 6 ¼% senior subordinated notes due 2015 issued on September 12, 2005, pursuant to Rule 144A and Regulation S under the Securities Act. The information contained in this press release, which is filed as exhibit 99.1 to this current Report in Form 8-K, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)            Exhibits.

                99.1     Press release dated December 28, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated: December 28, 2005	By:	/s/ Donald R. Fishback
Name: Donald R. Fishback
Controller

EXHIBIT INDEX

Exhibit                 Description

99.1                 Press release dated December 28, 2005